Trade and other payables, deposits received and accrued expenses - Summary of trade and other payables, deposits received and accrued expenses (Detail) - CNY (¥) ¥ in Thousands		Dec. 31, 2024	Dec. 31, 2023
Trade And Other Payables Deposits Received And Accrued Expenses [Abstract]
Trade payables		¥ 20,713	¥ 16,962
Government grants received with conditions	[1]	184,542	176,426
Accrued payroll and social insurance		96,593	55,818
Payables for professional services		27,134	4,470
Taxes payable and others		89,486	34,592
Total other payables, deposits received and accrued expenses		397,755	271,306
Trade and other payables, deposits received and accrued expenses measured at amortized cost		¥ 418,468	¥ 288,268

[1]	The current portion of government grants received with conditions mainly represent the grants received with certain requirements of operation performance and tax contribution in a specified region.